EXHIBIT 99.1

August 1, 2019

EOG Resources Reports Outstanding Second Quarter 2019 Results; Generates Significant Returns, Growth and Cash Flow at Lower Oil Prices

•	Crude Oil Production Increased 18 Percent YOY and Exceeded Target with Capital Expenditures Below Target

•	Generated Significant Net Cash From Operating Activities and Free Cash Flow

•	Reduced Unit Cash Operating Costs 7 Percent YOY and Lowered YTD Well Costs 4 Percent

HOUSTON - EOG Resources, Inc. (EOG) today reported second quarter 2019 net income of $848 million, or $1.46 per share, compared with second quarter 2018 net income of $697 million, or $1.20 per share. Net cash provided by operating activities for the second quarter 2019 was $2.7 billion.

Adjusted non-GAAP net income for the second quarter 2019 was $762 million, or $1.31 per share, compared with adjusted non-GAAP net income of $795 million, or $1.37 per share, for the same prior year period.

EOG generated $2.1 billion of discretionary cash flow in the second quarter 2019, one percent more than the same prior year period despite a 12 percent decline in the NYMEX WTI benchmark price. Please refer to the attached tables for the reconciliation of non-GAAP measures to GAAP measures.

Second Quarter 2019 Operating Review
EOG delivered excellent operational and financial results in the second quarter 2019, extending its strong momentum from the first quarter. The company continues to benefit from operating a consistently-paced development program with meaningful scale across multiple basins. Innovations in drilling, completions and production, along with targeted infrastructure investments, are contributing to the capital productivity improvements realized through the second quarter.

For the second consecutive quarter, crude oil production volumes exceeded the target range while capital expenditures were below the target range. Second quarter 2019 total company crude oil volumes grew 18 percent year-over-year to 455,700 barrels of oil per day, a new company record. Compared to the second quarter 2018, natural gas liquids (NGL) production increased 16 percent, while natural gas volumes grew 10 percent, contributing to total company production growth of 16 percent.

Cash operating costs declined by seven percent during the second quarter 2019 on a per-unit basis compared to the same prior year period. Lower transportation and lease and well costs contributed to the overall cost reduction. EOG’s marketing operations added to the strong second quarter financial performance, as the average price of U.S. crude oil sales was $1.18 per barrel higher than the average NYMEX WTI price. Weaker NGL and natural gas markets reduced price realizations for these products compared to the same prior year period.

EOG generated $2.1 billion of discretionary cash flow in the second quarter 2019 and incurred total expenditures of $1.7 billion, including $1.6 billion of cash capital expenditures before acquisitions. After considering dividend payments of $127 million, the company generated free cash flow of $352 million during the second quarter. Please refer to the attached tables for the reconciliation of non-GAAP measures to GAAP measures.

“Our goal remains to be one of the best companies in any industry in the S&P 500. EOG is positioned to generate significant shareholder value even in lower oil price environments. Today, EOG can generate double-digit returns, double-digit organic growth, free cash flow and grow the dividend to a market competitive yield. And we are poised to further improve our financial performance going forward,” said William R. “Bill” Thomas, Chairman and Chief Executive Officer. “EOG is committed to disciplined, environmentally responsible operational execution. Every facet of the company is generating improved performance each quarter, from drilling and completions to production and marketing. To put it simply, EOG’s business is stronger than ever.”

Financial Review
EOG further strengthened its financial position during the second quarter 2019. The company repaid a $900 million bond that reached maturity in June 2019 with cash on hand. At June 30, 2019, EOG’s total debt outstanding was $5.2 billion for a debt-to-total capitalization ratio of 20 percent. Considering cash on the balance sheet at the end of the second quarter, EOG’s net debt was $4.0 billion for a net debt-to-total capitalization ratio of 16 percent. This is down significantly from 24 percent at the end of the same prior year period. For a reconciliation of non-GAAP measures to GAAP measures, please refer to the attached tables.

Second Quarter 2019 Results Webcast
Friday, August 2, 2019, 9:00 a.m. Central time (10:00 a.m. Eastern time)
Webcast will be available on EOG website for one year.
http://investors.eogresources.com/Investors

About EOG
EOG Resources, Inc. (NYSE: EOG) is one of the largest crude oil and natural gas exploration and production companies in the United States with proved reserves in the United States, Trinidad, and China. To learn more visit www.eogresources.com.

Investor Contacts
David Streit 713-571-4902
Neel Panchal 713-571-4884

Media and Investor Contact
Kimberly Ehmer 713-571-4676

This press release may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, including, among others, statements and projections regarding EOG's future financial position, operations, performance, business strategy, returns, budgets, reserves, levels of production, capital expenditures, costs and asset sales, statements regarding future commodity prices and statements regarding the plans and objectives of EOG's management for future operations, are forward-looking statements. EOG typically uses words such as "expect," "anticipate," "estimate," "project," "strategy," "intend," "plan," "target," “aims,” "goal," "may," "will," "should" and "believe" or the negative of those terms or other variations or comparable terminology to identify its forward-looking statements. In particular, statements, express or implied, concerning EOG's future operating results and returns or EOG's ability to replace or increase reserves, increase production, generate returns, replace or increase drilling locations, reduce or otherwise control operating costs and capital expenditures, generate cash flows, pay down or refinance indebtedness or pay and/or increase dividends are forward-looking statements. Forward-looking statements are not guarantees of performance. Although EOG believes the expectations reflected in its forward-looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct. Moreover, EOG's forward-looking statements may be affected by known, unknown or currently unforeseen risks, events or circumstances that may be outside EOG's control. Furthermore, this press release and any accompanying disclosures may include or reference certain forward-looking, non-GAAP financial measures, such as free cash flow or discretionary cash flow, and certain related estimates regarding future performance, results and financial position. Any such forward-looking measures and estimates are intended to be illustrative only and are not intended to reflect the results that EOG will necessarily achieve for the period(s) presented; EOG’s actual results may differ materially from such measures and estimates. Important factors that could cause EOG's actual results to differ materially from the expectations reflected in EOG's forward-looking statements include, among others:

•	the timing, extent and duration of changes in prices for, supplies of, and demand for, crude oil and condensate, natural gas liquids, natural gas and related commodities;

•	the extent to which EOG is successful in its efforts to acquire or discover additional reserves;

•
the extent to which EOG is successful in its efforts to economically develop its acreage in, produce reserves and achieve anticipated production levels from, and maximize reserve recovery from, its existing and future crude oil and natural gas exploration and development projects;

•	the extent to which EOG is successful in its efforts to market its crude oil and condensate, natural gas liquids, natural gas and related commodity production;

•	the availability, proximity and capacity of, and costs associated with, appropriate gathering, processing, compression, storage, transportation and refining facilities;

•
the availability, cost, terms and timing of issuance or execution of, and competition for, mineral licenses and leases and governmental and other permits and rights-of-way, and EOG’s ability to retain mineral licenses and leases;

•
the impact of, and changes in, government policies, laws and regulations, including tax laws and regulations; climate change and other environmental, health and safety laws and regulations relating to air emissions, disposal of produced water, drilling fluids and other wastes, hydraulic fracturing and access to and use of water; laws and regulations imposing conditions or restrictions on drilling and completion operations and on the transportation of crude oil and natural gas; laws and regulations with respect to derivatives and hedging activities; and laws and regulations with respect to the import and export of crude oil, natural gas and related commodities;

•
EOG's ability to effectively integrate acquired crude oil and natural gas properties into its operations, fully identify existing and potential problems with respect to such properties and accurately estimate reserves, production and costs with respect to such properties;

•	the extent to which EOG's third-party-operated crude oil and natural gas properties are operated successfully and economically;

•	competition in the oil and gas exploration and production industry for the acquisition of licenses, leases and properties, employees and other personnel, facilities, equipment, materials and services;

•	the availability and cost of employees and other personnel, facilities, equipment, materials (such as water and tubulars) and services;

•	the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise;

•
weather, including its impact on crude oil and natural gas demand, and weather-related delays in drilling and in the installation and operation (by EOG or third parties) of production, gathering, processing, refining, compression, storage and transportation facilities;

•
the ability of EOG's customers and other contractual counterparties to satisfy their obligations to EOG and, related thereto, to access the credit and capital markets to obtain financing needed to satisfy their obligations to EOG;

•
EOG's ability to access the commercial paper market and other credit and capital markets to obtain financing on terms it deems acceptable, if at all, and to otherwise satisfy its capital expenditure requirements;

•	the extent to which EOG is successful in its completion of planned asset dispositions;

•	the extent and effect of any hedging activities engaged in by EOG;

•
the timing and extent of changes in foreign currency exchange rates, interest rates, inflation rates, global and domestic financial market conditions and global and domestic general economic conditions;

•
geopolitical factors and political conditions and developments around the world (such as the imposition of tariffs or trade or other economic sanctions, political instability and armed conflict), including in the areas in which EOG operates;

•	the use of competing energy sources and the development of alternative energy sources;

•	the extent to which EOG incurs uninsured losses and liabilities or losses and liabilities in excess of its insurance coverage;

•	acts of war and terrorism and responses to these acts;

•	physical, electronic and cybersecurity breaches; and

•
the other factors described under ITEM 1A, Risk Factors, on pages 13 through 22 of EOG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and any updates to those factors set forth in EOG's subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K.

In light of these risks, uncertainties and assumptions, the events anticipated by EOG's forward-looking statements may not occur, and, if any of such events do, we may not have anticipated the timing of their occurrence or the duration or extent of their impact on our actual results. Accordingly, you should not place any undue reliance on any of EOG's forward-looking statements. EOG's forward-looking statements speak only as of the date made, and EOG undertakes no obligation, other than as required by applicable law, to update or revise its forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

The United States Securities and Exchange Commission (SEC) permits oil and gas companies, in their filings with the SEC, to disclose not only “proved” reserves (i.e., quantities of oil and gas that are estimated to be recoverable with a high degree of confidence), but also “probable” reserves (i.e., quantities of oil and gas that are as likely as not to be recovered) as well as “possible” reserves (i.e., additional quantities of oil and gas that might be recovered, but with a lower probability than probable reserves). Statements of reserves are only estimates and may not correspond to the ultimate quantities of oil and gas recovered. Any reserve or resource estimates provided in this press release that are not specifically designated as being estimates of proved reserves may include "potential" reserves, “resource potential” and/or other estimated reserves or estimated resources not necessarily calculated in accordance with, or contemplated by, the SEC’s latest reserve reporting guidelines. Investors are urged to consider closely the disclosure in EOG’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, available from EOG at P.O. Box 4362, Houston, Texas 77210-4362 (Attn: Investor Relations). You can also obtain this report from the SEC by calling 1-800-SEC-0330 or from the SEC's website at www.sec.gov. In addition, reconciliation and calculation schedules for non-GAAP financial measures can be found on the EOG website at www.eogresources.com.

EOG RESOURCES, INC. Financial Report (Unaudited; in millions, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018

Operating Revenues and Other	$4,697.6	$4,238.1	$8,756.3	$7,919.2
Net Income	$847.8	$696.7	$1,483.3	$1,335.3
Net Income Per Share
Basic	$1.47	$1.21	$2.57	$2.32
Diluted	$1.46	$1.20	$2.56	$2.30
Average Number of Common Shares
Basic	577.5	576.1	577.3	576.0
Diluted	580.2	580.4	580.2	580.0

Summary Income Statements (Unaudited; in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
Operating Revenues and Other
Crude Oil and Condensate	$2,528,866	$2,377,528	$4,729,269	$4,478,836
Natural Gas Liquids	186,374	286,354	405,012	507,769
Natural Gas	269,892	300,845	604,864	600,611
Gains (Losses) on Mark-to-Market Commodity Derivative Contracts	177,300	(185,883)	156,720	(245,654)
Gathering, Processing and Marketing	1,501,386	1,436,436	2,787,040	2,538,258
Gains (Losses) on Asset Dispositions, Net	8,009	(6,317)	4,173	(21,286)
Other, Net	25,803	29,114	69,194	60,705
Total	4,697,630	4,238,077	8,756,272	7,919,239
Operating Expenses
Lease and Well	347,281	314,604	683,572	614,668
Transportation Costs	174,101	177,797	350,623	354,754
Gathering and Processing Costs	112,643	109,169	223,938	210,514
Exploration Costs	32,522	47,478	68,846	82,314
Dry Hole Costs	3,769	4,902	3,863	4,902
Impairments	112,130	51,708	184,486	116,317
Marketing Costs	1,500,915	1,420,463	2,770,972	2,526,853
Depreciation, Depletion and Amortization	957,304	848,674	1,836,899	1,597,265
General and Administrative	121,780	104,083	228,452	198,781
Taxes Other Than Income	204,414	194,268	397,320	373,352
Total	3,566,859	3,273,146	6,748,971	6,079,720

Operating Income	1,130,771	964,931	2,007,301	1,839,519

Other Income (Expense), Net	8,503	(8,551)	14,115	(7,824)

Income Before Interest Expense and Income Taxes	1,139,274	956,380	2,021,416	1,831,695

Interest Expense, Net	49,908	63,444	104,814	125,400

Income Before Income Taxes	1,089,366	892,936	1,916,602	1,706,295

Income Tax Provision	241,525	196,205	433,335	370,975

Net Income	$847,841	$696,731	$1,483,267	$1,335,320

Dividends Declared per Common Share	$0.2875	$0.1850	$0.5075	$0.3700

EOG RESOURCES, INC. Operating Highlights (Unaudited)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2019	2018	% Change	2019	2018	% Change
Wellhead Volumes and Prices
Crude Oil and Condensate Volumes (MBbld) (A)
United States	454.9	379.2	20%	445.1	369.5	20%
Trinidad	0.6	0.8	-25%	0.7	0.9	-22%
Other International (B)	0.2	4.6	-96%	—	3.6	-100%
Total	455.7	384.6	18%	445.8	374.0	19%

Average Crude Oil and Condensate Prices ($/Bbl) (C)
United States	$61.01	$67.91	-10%	$58.63	$66.13	-11%
Trinidad	49.56	60.57	-18%	46.62	57.59	-19%
Other International (B)	55.07	70.88	-22%	57.78	71.14	-19%
Composite	60.99	67.93	-10%	58.61	66.16	-11%

Natural Gas Liquids Volumes (MBbld) (A)
United States	131.1	112.9	16%	125.4	106.8	17%
Other International (B)	—	—		—	—
Total	131.1	112.9	16%	125.4	106.8	17%

Average Natural Gas Liquids Prices ($/Bbl) (C)
United States	$15.63	$27.86	-44%	$17.84	$26.27	-32%
Other International (B)	—	—		—	—
Composite	15.63	27.86	-44%	17.84	26.27	-32%

Natural Gas Volumes (MMcfd) (A)
United States	1,047	914	15%	1,025	884	16%
Trinidad	273	282	-3%	270	288	-6%
Other International (B)	36	32	13%	37	30	23%
Total	1,356	1,228	10%	1,332	1,202	11%

Average Natural Gas Prices ($/Mcf) (C)
United States	$1.98	$2.56	-22%	$2.37	$2.65	-11%
Trinidad	2.69	2.98	-10%	2.80	2.93	-4%
Other International (B)	4.25	4.10	4%	4.31	4.22	2%
Composite	2.19	2.69	-19%	2.51	2.76	-9%

Crude Oil Equivalent Volumes (MBoed) (D)
United States	760.4	644.4	18%	741.3	623.6	19%
Trinidad	46.1	47.8	-4%	45.6	48.8	-7%
Other International (B)	6.3	10.0	-37%	6.4	8.8	-27%
Total	812.8	702.2	16%	793.3	681.2	16%

Total MMBoe (D)	74.0	63.9	16%	143.6	123.3	16%

(A)	Thousand barrels per day or million cubic feet per day, as applicable.

(B)	Other International includes EOG's United Kingdom, China and Canada operations. The United Kingdom operations were sold in the fourth quarter of 2018.

(C)
Dollars per barrel or per thousand cubic feet, as applicable. Excludes the impact of financial commodity derivative instruments (see Note 12 to the Condensed Consolidated Financial Statements in EOG's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2019).

(D)
Thousand barrels of oil equivalent per day or million barrels of oil equivalent, as applicable; includes crude oil and condensate, NGLs and natural gas. Crude oil equivalent volumes are determined using a ratio of 1.0 barrel of crude oil and condensate or NGLs to 6.0 thousand cubic feet of natural gas. MMBoe is calculated by multiplying the MBoed amount by the number of days in the period and then dividing that amount by one thousand.

EOG RESOURCES, INC. Summary Balance Sheets (Unaudited; in thousands, except share data)

	June 30,	December 31,
	2019	2018
ASSETS
Current Assets
Cash and Cash Equivalents	$1,160,485	$1,555,634
Accounts Receivable, Net	2,001,953	1,915,215
Inventories	853,128	859,359
Assets from Price Risk Management Activities	134,951	23,806
Income Taxes Receivable	121,364	427,909
Other	223,640	275,467
Total	4,495,521	5,057,390

Property, Plant and Equipment
Oil and Gas Properties (Successful Efforts Method)	60,214,151	57,330,016
Other Property, Plant and Equipment	4,328,675	4,220,665
Total Property, Plant and Equipment	64,542,826	61,550,681
Less: Accumulated Depreciation, Depletion and Amortization	(34,818,395)	(33,475,162)
Total Property, Plant and Equipment, Net	29,724,431	28,075,519
Deferred Income Taxes	1,489	777
Other Assets	1,530,060	800,788
Total Assets	$35,751,501	$33,934,474

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts Payable	$2,387,403	$2,239,850
Accrued Taxes Payable	268,837	214,726
Dividends Payable	165,999	126,971
Current Portion of Long-Term Debt	1,013,876	913,093
Current Portion of Operating Lease Liabilities	396,547	—
Other	181,395	233,724
Total	4,414,057	3,728,364

Long-Term Debt	4,165,284	5,170,169
Other Liabilities	1,803,475	1,258,355
Deferred Income Taxes	4,738,409	4,413,398
Commitments and Contingencies

Stockholders' Equity
Common Stock, $0.01 Par, 1,280,000,000 Shares Authorized and 580,931,822 Shares Issued at June 30, 2019 and 580,408,117 Shares Issued at December 31, 2018	205,809	205,804
Additional Paid in Capital	5,729,318	5,658,794
Accumulated Other Comprehensive Loss	(4,528)	(1,358)
Retained Earnings	14,731,609	13,543,130
Common Stock Held in Treasury, 305,941 Shares at June 30, 2019 and 385,042 Shares at December 31, 2018	(31,932)	(42,182)
Total Stockholders' Equity	20,630,276	19,364,188
Total Liabilities and Stockholders' Equity	$35,751,501	$33,934,474

EOG RESOURCES, INC. Summary Statements of Cash Flows (Unaudited; in thousands)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
Cash Flows from Operating Activities
Reconciliation of Net Income to Net Cash Provided by Operating Activities:
Net Income	$847,841	$696,731	$1,483,267	$1,335,320
Items Not Requiring (Providing) Cash
Depreciation, Depletion and Amortization	957,304	848,674	1,836,899	1,597,265
Impairments	112,130	51,708	184,486	116,317
Stock-Based Compensation Expenses	38,566	31,803	77,653	67,289
Deferred Income Taxes	217,970	176,224	324,294	347,586
(Gains) Losses on Asset Dispositions, Net	(8,009)	6,317	(4,173)	21,286
Other, Net	2,487	11,494	5,439	13,507
Dry Hole Costs	3,769	4,902	3,863	4,902
Mark-to-Market Commodity Derivative Contracts
Total (Gains) Losses	(177,300)	185,883	(156,720)	245,654
Net Cash Received from (Payments for) Settlements of Commodity Derivative Contracts	10,444	(66,369)	31,290	(88,334)
Other, Net	663	217	1,639	(261)
Changes in Components of Working Capital and Other Assets and Liabilities
Accounts Receivable	239,250	(200,097)	(69,746)	(309,751)
Inventories	7,720	(85,420)	(11,259)	(192,219)
Accounts Payable	(67,229)	402,325	126,853	455,977
Accrued Taxes Payable	(61,718)	585	53,280	22,535
Other Assets	494,322	(53,980)	487,387	(62,843)
Other Liabilities	(4,014)	(24,113)	(58,106)	(53,168)
Changes in Components of Working Capital Associated with Investing and Financing Activities	72,347	(45,267)	(22,034)	(27,279)
Net Cash Provided by Operating Activities	2,686,543	1,941,617	4,294,312	3,493,783

Investing Cash Flows
Additions to Oil and Gas Properties	(1,507,024)	(1,615,175)	(3,446,497)	(2,980,286)
Additions to Other Property, Plant and Equipment	(55,918)	(68,758)	(116,881)	(144,858)
Proceeds from Sales of Assets	2,593	5,447	17,642	8,276
Changes in Components of Working Capital Associated with Investing Activities	(72,325)	45,295	22,056	27,250
Net Cash Used in Investing Activities	(1,632,674)	(1,633,191)	(3,523,680)	(3,089,618)

Financing Cash Flows
Lont-Term Debt Repayments	(900,000)	—	(900,000)	—
Dividends Paid	(127,135)	(106,584)	(254,681)	(203,610)
Treasury Stock Purchased	(2,155)	(15,247)	(8,403)	(32,023)
Proceeds from Stock Options Exercised and Employee Stock Purchase Plan	8,292	9,692	8,695	11,145
Debt Issuance Costs	(4,902)	—	(4,902)	—
Repayment of Capital Lease Obligation	(3,213)	(1,683)	(6,403)	(3,354)
Changes in Components of Working Capital Associated with Financing Activities	(22)	(28)	(22)	29
Net Cash Used in Financing Activities	(1,029,135)	(113,850)	(1,165,716)	(227,813)

Effect of Exchange Rate Changes on Cash	(59)	(2,455)	(65)	(2,365)

Increase (Decrease) in Cash and Cash Equivalents	24,675	192,121	(395,149)	173,987
Cash and Cash Equivalents at Beginning of Period	1,135,810	816,094	1,555,634	834,228
Cash and Cash Equivalents at End of Period	$1,160,485	$1,008,215	$1,160,485	$1,008,215

EOG RESOURCES, INC. Second Quarter 2019 Well Results by Play (Unaudited)

	Wells Online			Initial Gross 30-Day Average Production Rate
	Gross	Net	Lateral Length (ft)	Crude Oil and Condensate (Bbld) (A)	Natural Gas Liquids (Bbld) (A)	Natural Gas (MMcfd) (A)	Crude Oil Equivalent (Boed) (B)
Delaware Basin
Wolfcamp	63	57	6,500	1,950	450	2.9	2,900
Bone Spring	5	5	5,200	1,300	300	1.6	1,850
Leonard	3	3	4,700	1,200	600	3.1	2,300

South Texas Eagle Ford	86	78	7,300	1,100	150	0.6	1,350

South Texas Austin Chalk	6	4	4,300	1,450	250	1.0	1,850

Powder River Basin
Turner	6	5	8,400	700	150	2.7	1,300
Mowry	2	1	9,500	700	250	6.0	1,950
Niobrara	5	3	9,800	1,000	100	2.1	1,450

DJ Basin Codell	18	12	11,400	800	50	0.3	900

Anadarko Basin Woodford Oil Window	11	9	9,500	650	50	0.5	800

(A) Barrels per day or million cubic feet per day, as applicable.
(B) Barrels of oil equivalent per day; includes crude oil and condensate, natural gas liquids and natural gas. Crude oil equivalent volumes are determined using a ratio of 1.0 barrel of crude oil and condensate or natural gas liquids to 6.0 thousand cubic feet of natural gas.

EOG RESOURCES, INC. Reconciliation of Adjusted Net Income (Unaudited; in thousands, except per share data)

The following chart adjusts the three-month and six-month periods ended June 30, 2019 and 2018 reported Net Income (GAAP) to reflect actual net cash received from (payments for) settlements of commodity derivative contracts by eliminating the unrealized mark-to-market (gains) losses from these transactions, to eliminate the net (gains) losses on asset dispositions in 2019 and 2018, to add back impairment charges related to certain of EOG's assets in 2019 and 2018 and to eliminate certain adjustments in 2018 related to the 2017 U.S. tax reform. EOG believes this presentation may be useful to investors who follow the practice of some industry analysts who adjust reported company earnings to match hedge realizations to production settlement months and make certain other adjustments to exclude non-recurring and certain other items. EOG management uses this information for purposes of comparing its financial performance with the financial performance of other companies in the industry.

	Three Months Ended				Three Months Ended
	June 30, 2019				June 30, 2018

	Before Tax	Income Tax Impact	After Tax	Diluted Earnings per Share	Before Tax	Income Tax Impact	After Tax	Diluted Earnings per Share
Reported Net Income (GAAP)	$1,089,366	$(241,525)	$847,841	$1.46	$892,936	$(196,205)	$696,731	$1.20
Adjustments:
(Gains) Losses on Mark-to-Market Commodity Derivative Contracts	(177,300)	38,930	(138,370)	(0.24)	185,883	(40,944)	144,939	0.25
Net Cash Received from (Payments for) Settlements of Commodity Derivative Contracts	10,444	(2,276)	8,168	0.01	(66,369)	14,619	(51,750)	(0.09)
Add: (Gains) Losses on Asset Dispositions	(8,009)	1,734	(6,275)	(0.01)	6,317	(1,375)	4,942	0.01
Add: Impairments	65,289	(14,311)	50,978	0.09	—	—	—	—
Adjustments to Net Income	(109,576)	24,077	(85,499)	(0.15)	125,831	(27,700)	98,131	0.17

Adjusted Net Income (Non-GAAP)	$979,790	$(217,448)	$762,342	$1.31	$1,018,767	$(223,905)	$794,862	$1.37

Average Number of Common Shares (GAAP)
Basic				577,460				576,135
Diluted				580,247				580,375

	Six Months Ended				Six Months Ended
	June 30, 2019				June 30, 2018

	Before Tax	Income Tax Impact	After Tax	Diluted Earnings per Share	Before Tax	Income Tax Impact	After Tax	Diluted Earnings per Share
Reported Net Income (GAAP)	$1,916,602	$(433,335)	$1,483,267	$2.56	$1,706,295	$(370,975)	$1,335,320	$2.30
Adjustments:
(Gains) Losses on Mark-to-Market Commodity Derivative Contracts	(156,720)	34,397	(122,323)	(0.21)	245,654	(54,110)	191,544	0.33
Net Cash Received from (Payments for) Settlements of Commodity Derivative Contracts	31,290	(6,868)	24,422	0.04	(88,334)	19,457	(68,877)	(0.12)
Add: (Gains) Losses on Asset Dispositions	(4,173)	998	(3,175)	(0.01)	21,286	(4,699)	16,587	0.03
Add: Impairments	89,034	(19,541)	69,493	0.12	20,876	(4,598)	16,278	0.03
Less: Tax Reform Impact	—	—	—	—	—	(6,524)	(6,524)	(0.01)
Adjustments to Net Income	(40,569)	8,986	(31,583)	(0.06)	199,482	(50,474)	149,008	0.26

Adjusted Net Income (Non-GAAP)	$1,876,033	$(424,349)	$1,451,684	$2.50	$1,905,777	$(421,449)	$1,484,328	$2.56

Average Number of Common Shares (GAAP)
Basic				577,333				575,953
Diluted				580,204				580,007

EOG RESOURCES, INC. Reconciliation of Discretionary Cash Flow (Unaudited; in thousands) Calculation of Free Cash Flow (Unaudited; in thousands)

The following chart reconciles the three-month and six-month periods ended June 30, 2019 and 2018 Net Cash Provided by Operating Activities (GAAP) to Discretionary Cash Flow (Non-GAAP). EOG believes this presentation may be useful to investors who follow the practice of some industry analysts who adjust Net Cash Provided by Operating Activities for Exploration Costs (excluding Stock-Based Compensation Expenses), Other Non-Current Income Taxes - Net Receivable, Changes in Components of Working Capital and Other Assets and Liabilities, and Changes in Components of Working Capital Associated with Investing and Financing Activities. EOG defines Free Cash Flow (Non-GAAP) for a given period as Discretionary Cash Flow (Non-GAAP) (see below reconciliation) for such period less the total cash capital expenditures (excluding acquisitions) incurred (Non-GAAP) during such period and dividends paid (GAAP) during such period, as is illustrated below for the three months and six months ended June 30, 2019 and 2018. EOG management uses this information for comparative purposes within the industry.

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2019	2018		2019	2018

Net Cash Provided by Operating Activities (GAAP)	$2,686,543	$1,941,617		$4,294,312	$3,493,783

Adjustments:
Exploration Costs (excluding Stock-Based Compensation Expenses)	26,089	41,748		55,876	69,684
Other Non-Current Income Taxes - Net Receivable	42,764	73,441		145,682	192,362
Changes in Components of Working Capital and Other Assets and Liabilities
Accounts Receivable	(239,250)	200,097		69,746	309,751
Inventories	(7,720)	85,420		11,259	192,219
Accounts Payable	67,229	(402,325)		(126,853)	(455,977)
Accrued Taxes Payable	61,718	(585)		(53,280)	(22,535)
Other Assets	(494,322)	53,980		(487,387)	62,843
Other Liabilities	4,014	24,113		58,106	53,168
Changes in Components of Working Capital Associated with Investing and Financing Activities	(72,347)	45,267		22,034	27,279

Discretionary Cash Flow (Non-GAAP)	$2,074,718	$2,062,773		$3,989,495	$3,922,577

Discretionary Cash Flow (Non-GAAP) - Percentage Increase	1%			2%

Discretionary Cash Flow (Non-GAAP)	$2,074,718	$2,062,773		$3,989,495	$3,922,577
Less:
Total Cash Expenditures Excluding Acquisitions (Non-GAAP) (a)	(1,595,726)	(1,720,198)		(3,328,202)	(3,198,028)
Dividends Paid (GAAP)	(127,135)	(106,584)		(254,681)	(203,610)
Free Cash Flow (Non-GAAP)	$351,857	$235,991	$	$406,612	$520,939

(a) See below reconciliation of Total Expenditures (GAAP) to Total Cash Expenditures Excluding Acquisitions (Non-GAAP) for the three month and six-month periods ended June 30, 2019 and 2018:

Total Expenditures (GAAP)	$1,663,127	$1,826,932	$3,765,046	$3,373,573
Less:
Asset Retirement Costs	(55,425)	(18,856)	(60,581)	(30,956)
Non-Cash Expenditures of Other Property, Plant and Equipment	(586)	(45)	(586)	(47,680)
Non-Cash Acquisition Costs of Unproved Properties	(10,240)	(51,193)	(53,721)	(60,002)
Acquisition Costs of Proved Properties	(1,150)	(36,640)	(321,956)	(36,907)
Total Cash Expenditures Excluding Acquisitions (Non-GAAP)	$1,595,726	$1,720,198	$3,328,202	$3,198,028

EOG RESOURCES, INC. Reconciliation of Adjusted EBITDAX (Unaudited; in thousands)

The following chart adjusts the three-month and six-month periods ended June 30, 2019 and 2018 reported Net Income (GAAP) to Earnings Before Interest Expense (Net), Income Taxes (Income Tax Provision), Depreciation, Depletion and Amortization, Exploration Costs, Dry Hole Costs and Impairments (EBITDAX) (Non-GAAP) and further adjusts such amount to reflect actual net cash received from (payments for) settlements of commodity derivative contracts by eliminating the unrealized mark-to-market (MTM) (gains) losses from these transactions and to eliminate the (gains) losses on asset dispositions (Net). EOG believes this presentation may be useful to investors who follow the practice of some industry analysts who adjust reported Net Income (GAAP) to add back Interest Expense (Net), Income Taxes (Income Tax Provision), Depreciation, Depletion and Amortization, Exploration Costs, Dry Hole Costs and Impairments and further adjust such amount to match realizations to production settlement months and make certain other adjustments to exclude non-recurring and certain other items. EOG management uses this information for purposes of comparing its financial performance with the financial performance of other companies in the industry.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018

Net Income (GAAP)	$847,841	$696,731	$1,483,267	$1,335,320

Adjustments:
Interest Expense, Net	49,908	63,444	104,814	125,400
Income Tax Provision	241,525	196,205	433,335	370,975
Depreciation, Depletion and Amortization	957,304	848,674	1,836,899	1,597,265
Exploration Costs	32,522	47,478	68,846	82,314
Dry Hole Costs	3,769	4,902	3,863	4,902
Impairments	112,130	51,708	184,486	116,317
EBITDAX (Non-GAAP)	2,244,999	1,909,142	4,115,510	3,632,493
Total (Gains) Losses on MTM Commodity Derivative Contracts	(177,300)	185,883	(156,720)	245,654
Net Cash Received from (Payments for) Settlements of Commodity Derivative Contracts	10,444	(66,369)	31,290	(88,334)
(Gains) Losses on Asset Dispositions, Net	(8,009)	6,317	(4,173)	21,286

Adjusted EBITDAX (Non-GAAP)	$2,070,134	$2,034,973	$3,985,907	$3,811,099

Adjusted EBITDAX (Non-GAAP) - Percentage Increase	2%		5%

EOG RESOURCES, INC. Reconciliation of Net Debt and Total Capitalization Calculation of Net Debt-to-Total Capitalization Ratio (Unaudited; in millions, except ratio data)

The following chart reconciles Current and Long-Term Debt (GAAP) to Net Debt (Non-GAAP) and Total Capitalization (GAAP) to Total Capitalization (Non-GAAP), as used in the Net Debt-to-Total Capitalization ratio calculation. A portion of the cash is associated with international subsidiaries; tax considerations may impact debt paydown. EOG believes this presentation may be useful to investors who follow the practice of some industry analysts who utilize Net Debt and Total Capitalization (Non-GAAP) in their Net Debt-to-Total Capitalization ratio calculation. EOG management uses this information for comparative purposes within the industry.

	At	At	At
	June 30,	December 31,	June 30,
	2019	2018	2018

Total Stockholders' Equity - (a)	$20,630	$19,364	$17,452

Current and Long-Term Debt (GAAP) - (b)	5,179	6,083	6,435
Less: Cash	(1,160)	(1,556)	(1,008)
Net Debt (Non-GAAP) - (c)	4,019	4,527	5,427

Total Capitalization (GAAP) - (a) + (b)	$25,809	$25,447	$23,887

Total Capitalization (Non-GAAP) - (a) + (c)	$24,649	$23,891	$22,879

Debt-to-Total Capitalization (GAAP) - (b) / [(a) + (b)]	20%	24%	27%

Net Debt-to-Total Capitalization (Non-GAAP) - (c) / [(a) + (c)]	16%	19%	24%

EOG RESOURCES, INC. Crude Oil and Natural Gas Financial Commodity Derivative Contracts

EOG accounts for financial commodity derivative contracts using the mark-to-market accounting method. Prices received by EOG for its crude oil production generally vary from NYMEX West Texas Intermediate prices due to adjustments for delivery location (basis) and other factors. EOG has entered into crude oil basis swap contracts in order to fix the differential between pricing in Midland, Texas, and Cushing, Oklahoma (Midland Differential). Presented below is a comprehensive summary of EOG's Midland Differential basis swap contracts through July 29, 2019. The weighted average price differential expressed in $/Bbl represents the amount of reduction to Cushing, Oklahoma, prices for the notional volumes expressed in Bbld covered by the basis swap contracts.

Midland Differential Basis Swap Contracts
	Volume (Bbld)	Weighted Average Price Differential ($/Bbl)
2019
January 1, 2019 through August 31, 2019 (closed)	20,000	$1.075
September 1, 2019 through December 31, 2019	20,000	1.075

EOG has also entered into crude oil basis swap contracts in order to fix the differential between pricing in the U.S. Gulf Coast and Cushing, Oklahoma (Gulf Coast Differential). Presented below is a comprehensive summary of EOG's Gulf Coast Differential basis swap contracts through July 29, 2019. The weighted average price differential expressed in $/Bbl represents the amount of addition to Cushing, Oklahoma, prices for the notional volumes expressed in Bbld covered by the basis swap contracts.

Gulf Coast Differential Basis Swap Contracts
	Volume (Bbld)	Weighted Average Price Differential ($/Bbl)
2019
January 1, 2019 through August 31, 2019 (closed)	13,000	$5.572
September 1, 2019 through December 31, 2019	13,000	5.572

Presented below is a comprehensive summary of EOG's crude oil price swap contracts through July 29, 2019, with notional volumes expressed in Bbld and prices expressed in $/Bbl.

Crude Oil Price Swap Contracts
	Volume (Bbld)	Weighted Average Price ($/Bbl)

2019
April 2019 (closed)	25,000	$60.00
May 1, 2019 through June 30, 2019 (closed)	150,000	62.50
July 1, 2019 through December 31, 2019	150,000	62.50

Presented below is a comprehensive summary of EOG's natural gas price swap contracts through July 29, 2019, with notional volumes expressed in MMBtud and prices expressed in $/MMBtu.

Natural Gas Price Swap Contracts
	Volume (MMBtud)	Weighted Average Price ($/MMBtu)
2019
April 1, 2019 through August 31, 2019 (closed)	250,000	$2.90
September 1, 2019 through October 31, 2019	250,000	2.90

Definitions
Bbld	Barrels per day
$/Bbl	Dollars per barrel
MMBtud	Million British thermal units per day
$/MMBtu	Dollars per million British thermal units
NYMEX	U.S. New York Mercantile Exchange

EOG RESOURCES, INC.
Direct After-Tax Rate of Return (ATROR)

The calculation of our direct after-tax rate of return (ATROR) with respect to our capital expenditure program for a particular play or well is based on the estimated recoverable reserves ("net" to EOG’s interest) for all wells in such play or such well (as the case may be), the estimated net present value (NPV) of the future net cash flows from such reserves (for which we utilize certain assumptions regarding future commodity prices and operating costs) and our direct net costs incurred in drilling or acquiring (as the case may be) such wells or well (as the case may be). As such, our direct ATROR with respect to our capital expenditures for a particular play or well cannot be calculated from our consolidated financial statements.

Direct ATROR
Based on Cash Flow and Time Value of Money
- Estimated future commodity prices and operating costs
- Costs incurred to drill, complete and equip a well, including facilities
Excludes Indirect Capital
- Gathering and Processing and other Midstream
- Land, Seismic, Geological and Geophysical

Payback ~12 Months on 100% Direct ATROR Wells
First Five Years ~1/2 Estimated Ultimate Recovery Produced but ~3/4 of NPV Captured

Return on Equity / Return on Capital Employed
Based on GAAP Accrual Accounting
Includes All Indirect Capital and Growth Capital for Infrastructure
- Eagle Ford, Bakken, Permian Facilities
- Gathering and Processing
Includes Legacy Gas Capital and Capital from Mature Wells

EOG RESOURCES, INC.
Reconciliation of After-Tax Net Interest Expense, Adjusted Net Income,
Net Debt and Total Capitalization
Calculations of Return on Capital Employed and Return on Equity
(Unaudited; in millions, except ratio data)

The following chart reconciles Net Interest Expense (GAAP), Net Income (GAAP), Current and Long-Term Debt (GAAP) and Total Capitalization (GAAP) to After-Tax Net Interest Expense (Non-GAAP), Adjusted Net Income (Non-GAAP), Net Debt (Non-GAAP) and Total Capitalization (Non-GAAP), respectively, as used in the Return on Capital Employed (ROCE) and Return on Equity (ROE) calculations. EOG believes this presentation may be useful to investors who follow the practice of some industry analysts who utilize After-Tax Net Interest Expense, Adjusted Net Income, Net Debt and Total Capitalization (Non-GAAP) in their ROCE and ROE calculations. EOG management uses this information for purposes of comparing its financial performance with the financial performance of other companies in the industry.

	2018		2017
Return on Capital Employed (ROCE) (Non-GAAP)
Net Interest Expense (GAAP)	$245
Tax Benefit Imputed (based on 21%)	(51)
After-Tax Net Interest Expense (Non-GAAP) - (a)	$194

Net Income (GAAP) - (b)	$3,419
Adjustments to Net Income, Net of Tax (See Accompanying Schedule)	(201)	(1)
Adjusted Net Income (Non-GAAP) - (c)	$3,218

Total Stockholders' Equity - (d)	$19,364		$16,283

Average Total Stockholders' Equity * - (e)	$17,824

Current and Long-Term Debt (GAAP) - (f)	$6,083		$6,387
Less: Cash	(1,556)		(834)
Net Debt (Non-GAAP) - (g)	$4,527		$5,553

Total Capitalization (GAAP) - (d) + (f)	$25,447		$22,670

Total Capitalization (Non-GAAP) - (d) + (g)	$23,891		$21,836

Average Total Capitalization (Non-GAAP) * - (h)	$22,864

ROCE (GAAP Net Income) - [(a) + (b)] / (h)	15.8%

ROCE (Non-GAAP Adjusted Net Income) - [(a) + (c)] / (h)	14.9%

Return on Equity (ROE)

ROE (GAAP Net Income) - (b) / (e)	19.2%

ROE (Non-GAAP Adjusted Net Income) - (c) / (e)	18.1%

* Average for the current and immediately preceding year

Adjustments to Net Income (GAAP)

(1) See below schedule for detail of adjustments to Net Income (GAAP) in 2018:
		Year Ended December 31, 2018
		Before Tax	Income Tax Impact	After Tax
Adjustments:
Add:	Mark-to-Market Commodity Derivative Contracts Impact	$(93)	$20	$(73)
Add:	Impairments of Certain Assets	153	(34)	119
Less:	Net Gains on Asset Dispositions	(175)	38	(137)
Less:	Tax Reform Impact	—	(110)	(110)
Total		$(115)	$(86)	$(201)

EOG RESOURCES, INC. Reconciliation of After-Tax Net Interest Expense, Net Debt and Total Capitalization Calculation of Return on Capital Employed (Unaudited; in millions, except ratio data)

The following chart reconciles Net Interest Expense (GAAP), Current and Long-Term Debt (GAAP) and Total Capitalization (GAAP) to After-Tax Net Interest Expense (Non-GAAP), Net Debt (Non-GAAP) and Total Capitalization (Non-GAAP), respectively, as used in the Return on Capital Employed (ROCE) (Non-GAAP) calculation. EOG believes this presentation may be useful to investors who follow the practice of some industry analysts who utilize After-Tax Net Interest Expense, Net Debt and Total Capitalization (Non-GAAP) in their ROCE calculation. EOG management uses this information for purposes of comparing its financial performance with the financial performance of other companies in the industry.

	2017	2016	2015	2014	2013
Return on Capital Employed (ROCE) (Non-GAAP) (Calculated Using GAAP Net Income)

Net Interest Expense (GAAP)	$274	$282	$237	$201	$235
Tax Benefit Imputed (based on 35%)	(96)	(99)	(83)	(70)	(82)
After-Tax Net Interest Expense (Non-GAAP) - (a)	$178	$183	$154	$131	$153

Net Income (Loss) (GAAP) - (b)	$2,583	$(1,097)	$(4,525)	$2,915	$2,197

Total Stockholders' Equity - (d)	$16,283	$13,982	$12,943	$17,713	$15,418

Average Total Stockholders' Equity* - (e)	$15,133	$13,463	$15,328	$16,566	$14,352

Current and Long-Term Debt (GAAP) - (f)	$6,387	$6,986	$6,655	$5,906	$5,909
Less: Cash	(834)	(1,600)	(719)	(2,087)	(1,318)
Net Debt (Non-GAAP) - (g)	$5,553	$5,386	$5,936	$3,819	$4,591

Total Capitalization (GAAP) - (d) + (f)	$22,670	$20,968	$19,598	$23,619	$21,327

Total Capitalization (Non-GAAP) - (d) + (g)	$21,836	$19,368	$18,879	$21,532	$20,009

Average Total Capitalization (Non-GAAP)* - (h)	$20,602	$19,124	$20,206	$20,771	$19,365

ROCE (GAAP Net Income) - [(a) + (b)] / (h)	13.4%	-4.8%	-21.6%	14.7%	12.1%

Return on Equity (ROE) (GAAP)

ROE (GAAP Net Income) - (b) / (e)	17.1%	-8.1%	-29.5%	17.6%	15.3%

* Average for the current and immediately preceding year

EOG RESOURCES, INC. Reconciliation of After-Tax Net Interest Expense, Net Debt and Total Capitalization Calculation of Return on Capital Employed (Unaudited; in millions, except ratio data)

The following chart reconciles Net Interest Expense (GAAP), Current and Long-Term Debt (GAAP) and Total Capitalization (GAAP) to After-Tax Net Interest Expense (Non-GAAP), Net Debt (Non-GAAP) and Total Capitalization (Non-GAAP), respectively, as used in the Return on Capital Employed (ROCE) (Non-GAAP) calculation. EOG believes this presentation may be useful to investors who follow the practice of some industry analysts who utilize After-Tax Net Interest Expense, Net Debt and Total Capitalization (Non-GAAP) in their ROCE calculation. EOG management uses this information for purposes of comparing its financial performance with the financial performance of other companies in the industry.

	2012	2011	2010	2009	2008
Return on Capital Employed (ROCE) (Non-GAAP) (Calculated Using GAAP Net Income)

Net Interest Expense (GAAP)	$214	$210	$130	$101	$52
Tax Benefit Imputed (based on 35%)	(75)	(74)	(46)	(35)	(18)
After-Tax Net Interest Expense (Non-GAAP) - (a)	$139	$136	$84	$66	$34

Net Income (Loss) (GAAP) - (b)	$250	$1,091	$161	$547	$2,437

Total Stockholders' Equity - (d)	$13,285	$12,641	$10,232	$9,998	$9,015

Average Total Stockholders' Equity* - (e)	$12,963	$11,437	$10,115	$9,507	$8,003

Current and Long-Term Debt (GAAP) - (f)	$6,312	$5,009	$5,223	$2,797	$1,897
Less: Cash	(876)	(616)	(789)	(686)	(331)
Net Debt (Non-GAAP) - (g)	$5,436	$4,393	$4,434	$2,111	$1,566

Total Capitalization (GAAP) - (d) + (f)	$19,597	$17,650	$15,455	$12,795	$10,912

Total Capitalization (Non-GAAP) - (d) + (g)	$18,721	$17,034	$14,666	$12,109	$10,581

Average Total Capitalization (Non-GAAP)* - (h)	$17,878	$15,850	$13,388	$11,345	$9,351

ROCE (GAAP Net Income) - [(a) + (b)] / (h)	4.0%	7.7%	1.8%	5.4%	26.4%

Return on Equity (ROE) (GAAP)

ROE (GAAP Net Income) - (b) / (e)	4.4%	9.5%	1.6%	5.8%	30.5%

* Average for the current and immediately preceding year

EOG RESOURCES, INC. Reconciliation of After-Tax Net Interest Expense, Net Debt and Total Capitalization Calculation of Return on Capital Employed (Unaudited; in millions, except ratio data)

The following chart reconciles Net Interest Expense (GAAP), Current and Long-Term Debt (GAAP) and Total Capitalization (GAAP) to After-Tax Net Interest Expense (Non-GAAP), Net Debt (Non-GAAP) and Total Capitalization (Non-GAAP), respectively, as used in the Return on Capital Employed (ROCE) (Non-GAAP) calculation. EOG believes this presentation may be useful to investors who follow the practice of some industry analysts who utilize After-Tax Net Interest Expense, Net Debt and Total Capitalization (Non-GAAP) in their ROCE calculation. EOG management uses this information for purposes of comparing its financial performance with the financial performance of other companies in the industry.

	2007	2006	2005	2004	2003
Return on Capital Employed (ROCE) (Non-GAAP) (Calculated Using GAAP Net Income)

Net Interest Expense (GAAP)	$47	$43	$63	$63	$59
Tax Benefit Imputed (based on 35%)	(16)	(15)	(22)	(22)	(21)
After-Tax Net Interest Expense (Non-GAAP) - (a)	$31	$28	$41	$41	$38

Net Income (Loss) (GAAP) - (b)	$1,090	$1,300	$1,260	$625	$430

Total Stockholders' Equity - (d)	$6,990	$5,600	$4,316	$2,945	$2,223

Average Total Stockholders' Equity* - (e)	$6,295	$4,958	$3,631	$2,584	$1,948

Current and Long-Term Debt (GAAP) - (f)	$1,185	$733	$985	$1,078	$1,109
Less: Cash	(54)	(218)	(644)	(21)	(4)
Net Debt (Non-GAAP) - (g)	$1,131	$515	$341	$1,057	$1,105

Total Capitalization (GAAP) - (d) + (f)	$8,175	$6,333	$5,301	$4,023	$3,332

Total Capitalization (Non-GAAP) - (d) + (g)	$8,121	$6,115	$4,657	$4,002	$3,328

Average Total Capitalization (Non-GAAP)* - (h)	$7,118	$5,386	$4,330	$3,665	$3,068

ROCE (GAAP Net Income) - [(a) + (b)] / (h)	15.7%	24.7%	30.0%	18.2%	15.3%

Return on Equity (ROE) (GAAP)

ROE (GAAP Net Income) - (b) / (e)	17.3%	26.2%	34.7%	24.2%	22.1%

* Average for the current and immediately preceding year

EOG RESOURCES, INC. Reconciliation of After-Tax Net Interest Expense, Net Debt and Total Capitalization Calculation of Return on Capital Employed (Unaudited; in millions, except ratio data)

The following chart reconciles Net Interest Expense (GAAP), Current and Long-Term Debt (GAAP) and Total Capitalization (GAAP) to After-Tax Net Interest Expense (Non-GAAP), Net Debt (Non-GAAP) and Total Capitalization (Non-GAAP), respectively, as used in the Return on Capital Employed (ROCE) (Non-GAAP) calculation. EOG believes this presentation may be useful to investors who follow the practice of some industry analysts who utilize After-Tax Net Interest Expense, Net Debt and Total Capitalization (Non-GAAP) in their ROCE calculation. EOG management uses this information for purposes of comparing its financial performance with the financial performance of other companies in the industry.

	2002	2001	2000	1999	1998
Return on Capital Employed (ROCE) (Non-GAAP) (Calculated Using GAAP Net Income)

Net Interest Expense (GAAP)	$60	$45	$61	$62
Tax Benefit Imputed (based on 35%)	(21)	(16)	(21)	(22)
After-Tax Net Interest Expense (Non-GAAP) - (a)	$39	$29	$40	$40

Net Income (Loss) (GAAP) - (b)	$87	$399	$397	$569

Total Stockholders' Equity - (d)	$1,672	$1,643	$1,381	$1,130	$1,280

Average Total Stockholders' Equity* - (e)	$1,658	$1,512	$1,256	$1,205

Current and Long-Term Debt (GAAP) - (f)	$1,145	$856	$859	$990	$1,143
Less: Cash	(10)	(3)	(20)	(25)	(6)
Net Debt (Non-GAAP) - (g)	$1,135	$853	$839	$965	$1,137

Total Capitalization (GAAP) - (d) + (f)	$2,817	$2,499	$2,240	$2,120	$2,423

Total Capitalization (Non-GAAP) - (d) + (g)	$2,807	$2,496	$2,220	$2,095	$2,417

Average Total Capitalization (Non-GAAP)* - (h)	$2,652	$2,358	$2,158	$2,256

ROCE (GAAP Net Income) - [(a) + (b)] / (h)	4.8%	18.2%	20.2%	27.0%

Return on Equity (ROE) (GAAP)

ROE (GAAP Net Income) - (b) / (e)	5.2%	26.4%	31.6%	47.2%

* Average for the current and immediately preceding year

EOG RESOURCES, INC. Cash Operating Expenses per Barrel of Oil Equivalent (Boe) (Unaudited; in thousands, except per Boe amounts)

	Three Months Ended June 30,				Six Months Ended June 30,
	2019		2018		2019		2018
Cash Operating Expenses (GAAP)*
Lease and Well	$347,281		$314,604		$683,572		$614,668
Transportation Costs	174,101		177,797		350,623		354,754
General and Administrative	121,780		104,083		228,452		198,781
Cash Operating Expenses	643,162		596,484		1,262,647		1,168,203
Less: Non-GAAP Adjustments	—		—		—		—
Adjusted Cash Operating Expenses (Non-GAAP) - (a)	$643,162		$596,484		$1,262,647		$1,168,203

Volume - Thousand Barrels of Oil Equivalent - (b)	73,964		63,898		143,587		123,291

Adjusted Cash Operating Expenses Per Boe (Non-GAAP) - (a) / (b)	$8.70	(c)	$9.33	(d)	$8.79	(e)	$9.48	(f)

Adjusted Cash Operating Expenses Per Boe (Non-GAAP) - Percentage Decrease
Three Months Ended June 30, 2019 compared to Three Months Ended June 30, 2018 - [(c) - (d)] / (d)	-7%
Six Months Ended June 30, 2019 compared to Six Months Ended June 30, 2018 - [(e) - (f)] / (f)	-7%

*Includes stock compensation expense and other non-cash items.

EOG RESOURCES, INC. Cash Operating Expenses per Barrel of Oil Equivalent (Boe) (Unaudited; in thousands, except per Boe amounts)

	Year Ended December 31,
	2018		2017		2016		2015		2014
Cash Operating Expenses (GAAP)*
Lease and Well	$1,282,678		$1,044,847		$927,452		$1,182,282		$1,416,413
Transportation Costs	746,876		740,352		764,106		849,319		972,176
General and Administrative	426,969		434,467		394,815		366,594		402,010
Cash Operating Expenses	2,456,523		2,219,666		2,086,373		2,398,195		2,790,599
Less: Legal Settlement - Early Leasehold Termination	—		(10,202)		—		(19,355)		—
Less: Voluntary Retirement Expense	—		—		(42,054)		—		—
Less: Acquisition Costs - Yates Transaction	—		—		(5,100)		—		—
Less: Joint Venture Transaction Costs	—		(3,056)		—		—		—
Less: Joint Interest Billings Deemed Uncollectible	—		(4,528)		—		—		—
Adjusted Cash Operating Expenses (Non-GAAP) - (a)	$2,456,523		$2,201,880		$2,039,219		$2,378,840		$2,790,599

Volume - Thousand Barrels of Oil Equivalent - (b)	262,516		222,251		204,929		208,862		217,073

Adjusted Cash Operating Expenses Per Boe (Non-GAAP) - (a) / (b)	$9.36	(c)	$9.91	(d)	$9.95	(e)	$11.39	(f)	$12.86	(g)

Adjusted Cash Operating Expenses Per Boe (Non-GAAP) - Percentage Decrease
2018 compared to 2017 - [(c) - (d)] / (d)	-6%
2018 compared to 2016 - [(c) - (e)] / (e)	-6%
2018 compared to 2015 - [(c) - (f)] / (f)	-18%
2018 compared to 2014 - [(c) - (g)] / (g)	-27%

*Includes stock compensation expense and other non-cash items.

EOG RESOURCES, INC. Cost per Barrel of Oil Equivalent (Boe) (Unaudited; in thousands, except per Boe amounts)

	Three Months Ended		Year-To-Date
	March 31,	June 30,	June 30,
	2019	2019	2019

Volume - Thousand Barrels of Oil Equivalent - (a)	69,623	73,964	143,587

Crude Oil and Condensate	$2,200,403	$2,528,866	$4,729,269
Natural Gas Liquids	218,638	186,374	405,012
Natural Gas	334,972	269,892	604,864
Total Wellhead Revenues - (b)	$2,754,013	$2,985,132	$5,739,145

Operating Costs
Lease and Well	$336,291	$347,281	$683,572
Transportation Costs	176,522	174,101	350,623
Gathering and Processing Costs	111,295	112,643	223,938
General and Administrative	106,672	121,780	228,452
Taxes Other Than Income	192,906	204,414	397,320
Interest Expense, Net	54,906	49,908	104,814
Total Cash Operating Cost (excluding DD&A and Total Exploration Costs) - (c)	$978,592	$1,010,127	$1,988,719

Depreciation, Depletion and Amortization (DD&A)	879,595	957,304	1,836,899
Total Operating Cost (excluding Total Exploration Costs) - (d)	$1,858,187	$1,967,431	$3,825,618

Exploration Costs	$36,324	$32,522	$68,846
Dry Hole Costs	94	3,769	3,863
Impairments	72,356	112,130	184,486
Total Exploration Costs	108,774	148,421	257,195
Less: Impairments (Non-GAAP)	(23,745)	(65,289)	(89,034)
Total Exploration Costs (Non-GAAP)	$85,029	$83,132	$168,161

Total Operating Cost (Non-GAAP) (including Total Exploration Costs) - (e)	$1,943,216	$2,050,563	$3,993,779

Composite Average Wellhead Revenue per Boe - (b) / (a)	$39.56	$40.36	$39.97

Total Cash Operating Cost per Boe (excluding DD&A and Total Exploration Costs) - (c) / (a)	$14.06	$13.65	$13.85

Composite Average Margin per Boe (excluding DD&A and Total Exploration Costs) - [(b) / (a) - (c) / (a)]	$25.50	$26.71	$26.12

Total Operating Cost per Boe (excluding Total Exploration Costs) - (d) / (a)	$26.69	$26.59	$26.64

Composite Average Margin per Boe (excluding Total Exploration Costs) - [(b) / (a) - (d) / (a)]	$12.87	$13.77	$13.33

Total Operating Cost per Boe (Non-GAAP) (including Total Exploration Costs) - (e) / (a)	$27.91	$27.72	$27.81

Composite Average Margin per Boe (Non-GAAP) (including Total Exploration Costs) - [(b) / (a) - (e) / (a)]	$11.65	$12.64	$12.16

EOG RESOURCES, INC. Cost per Barrel of Oil Equivalent (Boe) (Unaudited; in thousands, except per Boe amounts)

	Year Ended December 31,
	2018	2017	2016	2015	2014

Volume - Thousand Barrels of Oil Equivalent (a)	262,516	222,251	204,929	208,862	217,073

Crude Oil and Condensate	$9,517,440	$6,256,396	$4,317,341	$4,934,562	$9,742,480
Natural Gas Liquids	1,127,510	729,561	437,250	407,658	934,051
Natural Gas	1,301,537	921,934	742,152	1,061,038	1,916,386
Total Wellhead Revenues - (b)	$11,946,487	$7,907,891	$5,496,743	$6,403,258	$12,592,917

Operating Costs
Lease and Well	$1,282,678	$1,044,847	$927,452	$1,182,282	$1,416,413
Transportation Costs	746,876	740,352	764,106	849,319	972,176
Gathering and Processing Costs	436,973	148,775	122,901	146,156	145,800

General and Administrative	426,969	434,467	394,815	366,594	402,010
Less: Voluntary Retirement Expense	—	—	(42,054)	—	—
Less: Acquisition Costs	—	—	(5,100)	—	—
Less: Legal Settlement - Early Leasehold Termination	—	(10,202)	—	(19,355)	—
Less: Joint Venture Transaction Costs	—	(3,056)	—	—	—
Less: Joint Interest Billings Deemed Uncollectible	—	(4,528)	—	—	—
General and Administrative (Non-GAAP)	426,969	416,681	347,661	347,239	402,010

Taxes Other Than Income	772,481	544,662	349,710	421,744	757,564
Interest Expense, Net	245,052	274,372	281,681	237,393	201,458
Total Cash Operating Cost (Non-GAAP) (excluding DD&A and Total Exploration Costs) - (c)	$3,911,029	$3,169,689	$2,793,511	$3,184,133	$3,895,421

Depreciation, Depletion and Amortization (DD&A)	3,435,408	3,409,387	3,553,417	3,313,644	3,997,041
Total Operating Cost (Non-GAAP) (excluding Total Exploration Costs) - (d)	$7,346,437	$6,579,076	$6,346,928	$6,497,777	$7,892,462

Exploration Costs	$148,999	$145,342	$124,953	$149,494	$184,388
Dry Hole Costs	5,405	4,609	10,657	14,746	48,490
Impairments	347,021	479,240	620,267	6,613,546	743,575
Total Exploration Costs	501,425	629,191	755,877	6,777,786	976,453
Less: Impairments (Non-GAAP)	(152,671)	(261,452)	(320,617)	(6,307,593)	(824,312)
Total Exploration Costs (Non-GAAP)	$348,754	$367,739	$435,260	$470,193	$152,141

Total Operating Cost (Non-GAAP) (including Total Exploration Costs) - (e)	$7,695,191	$6,946,815	$6,782,188	$6,967,970	$8,044,603

EOG RESOURCES, INC. Cost per Barrel of Oil Equivalent (Boe) (Unaudited; in thousands, except per Boe amounts)

	Year Ended December 31,
	2018	2017	2016	2015	2014

Composite Average Wellhead Revenue per Boe - (b) / (a)	$45.51	$35.58	$26.82	$30.66	$58.01

Total Cash Operating Cost per Boe (Non-GAAP) (excluding DD&A and Total Exploration Costs) - (c) / (a)	$14.90	$14.25	$13.64	$15.25	$17.95

Composite Average Margin per Boe (Non-GAAP) (excluding DD&A and Total Exploration Costs) - [(b) / (a) - (c) / (a)]	$30.61	$21.33	$13.18	$15.41	$40.06

Total Operating Cost per Boe (Non-GAAP) (excluding Total Exploration Costs) - (d) / (a)	$27.99	$29.59	$30.98	$31.11	$36.38

Composite Average Margin per Boe (Non-GAAP) (excluding Total Exploration Costs) - [(b) / (a) - (d) / (a)]	$17.52	$5.99	$(4.16)	$(0.45)	$21.63

Total Operating Cost per Boe (Non-GAAP) (including Total Exploration Costs) - (e) / (a)	$29.32	$31.24	$33.10	$33.36	$37.08

Composite Average Margin per Boe (Non-GAAP) (including Total Exploration Costs) - [(b) / (a) - (e) / (a)]	$16.19	$4.34	$(6.28)	$(2.70)	$20.93

EOG RESOURCES, INC. Third Quarter and Full Year 2019 Forecast and Benchmark Commodity Pricing

(a) Third Quarter and Full Year 2019 Forecast

The forecast items for the third quarter and full year 2019 set forth below for EOG Resources, Inc. (EOG) are based on current available information and expectations as of the date of the accompanying press release. EOG undertakes no obligation, other than as required by applicable law, to update or revise this forecast, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise. This forecast, which should be read in conjunction with the accompanying press release and EOG's related Current Report on Form 8-K filing, replaces and supersedes any previously issued guidance or forecast.

(b) Capital Expenditures

The forecast includes expenditures for Exploration and Development Drilling, Facilities, Leasehold Acquisitions, Capitalized Interest, Exploration Costs, Dry Hole Costs and Other Property, Plant and Equipment. The forecast excludes Property Acquisitions, Asset Retirement Costs and any Non-Cash Exchanges.

(c) Benchmark Commodity Pricing

EOG bases United States and Trinidad crude oil and condensate price differentials upon the West Texas Intermediate crude oil price at Cushing, Oklahoma, using the simple average of the NYMEX settlement prices for each trading day within the applicable calendar month.

EOG bases United States natural gas price differentials upon the natural gas price at Henry Hub, Louisiana, using the simple average of the NYMEX settlement prices for the last three trading days of the applicable month.

	Estimated Ranges (Unaudited)
	3Q 2019			Full Year 2019
Daily Sales Volumes
Crude Oil and Condensate Volumes (MBbld)
United States	453.0	-	463.0	450.0	-	455.0
Trinidad	0.5	-	0.7	0.5	-	0.7
Other International	0.0	-	0.2	0.0	-	0.2
Total	453.5	-	463.9	450.5	-	455.9

Natural Gas Liquids Volumes (MBbld)
Total	128.0	-	138.0	125.0	-	135.0

Natural Gas Volumes (MMcfd)
United States	1,010	-	1,070	1,020	-	1,070
Trinidad	235	-	265	260	-	280
Other International	30	-	40	30	-	40
Total	1,275	-	1,375	1,310	-	1,390

Crude Oil Equivalent Volumes (MBoed)
United States	749.3	-	779.3	745.0	-	768.3
Trinidad	39.7	-	44.9	43.8	-	47.4
Other International	5.0	-	6.9	5.0	-	6.9
Total	794.0	-	831.1	793.8	-	822.6

Capital Expenditures ($MM)	$1,500		$1,700	$6,100		$6,500

		Estimated Ranges (Unaudited)
		3Q 2019			Full Year 2019
Operating Costs
Unit Costs ($/Boe)
Lease and Well		$4.70	-	$5.00	$4.50	-	$5.10
Transportation Costs		$2.20	-	$2.70	$2.25	-	$2.75
Depreciation, Depletion and Amortization		$12.70	-	$13.10	$12.25	-	$13.25

Expenses ($MM)
Exploration and Dry Hole		$45	-	$55	$140	-	$180
Impairment		$75		$85	$250		$300
General and Administrative		$120	-	$130	$450	-	$490
Gathering and Processing		$120	-	$130	$440	-	$480
Capitalized Interest		$9	-	$11	$30	-	$40
Net Interest		$39	-	$41	$180	-	$190

Taxes Other Than Income (% of Wellhead Revenue)		7.0%	-	7.4%	7.0%	-	7.4%

Income Taxes
Effective Rate		21%	-	26%	21%	-	26%
Current Tax (Benefit) / Expense ($MM)		$(35)	-	$5	$(85)	-	$(45)

Pricing - (Refer to Benchmark Commodity Pricing in text)
Crude Oil and Condensate ($/Bbl)
Differentials
United States - above (below) WTI		$0.00	-	$0.60	$(0.50)	-	$1.50
Trinidad - above (below) WTI		$(11.00)	-	$(9.00)	$(11.50)	-	$(9.50)
Other International - above (below) WTI		$0.00	-	$4.00	$(0.50)	-	$1.50

Natural Gas Liquids
Realizations as % of WTI		18%	-	26%	22%	-	32%

Natural Gas ($/Mcf)
Differentials
United States - above (below) NYMEX Henry Hub		$(0.60)	-	$(0.20)	$(0.70)	-	$(0.20)

Realizations
Trinidad		$2.30	-	$2.70	$2.40	-	$3.10
Other International		$4.00	-	$4.40	$3.75	-	$4.75

Definitions
$/Bbl	U.S. Dollars per barrel
$/Boe	U.S. Dollars per barrel of oil equivalent
$/Mcf	U.S. Dollars per thousand cubic feet
$MM	U.S. Dollars in millions
MBbld	Thousand barrels per day
MBoed	Thousand barrels of oil equivalent per day
MMcfd	Million cubic feet per day
NYMEX	U.S. New York Mercantile Exchange
WTI	West Texas Intermediate